Exhibit 10.9.10

Execution Version

AMENDMENT NO. 10 AND LIMITED WAIVER TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 10 and Limited Waiver to Capacity Purchase Agreement (this "Amendment') is dated as of July 28, 2022 (the "Amendment No. 10 Effective Date"), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, "American"), and Mesa Airlines, Inc., a Nevada corporation (together with its permitted successors and assigns, "Contractor").

WHEREAS, American entered into that certain Amended and Restated Capacity Purchase Agreement, dated as of November 19, 2020 and made effective as of January 1, 2021, with Contractor (as amended, modified and supplemented from time to time, the "Capacity Purchase Agreement') to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on December 22, 2020, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 9, 2021, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 9, 2021, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, on June 9, 2021, American entered into that certain Amendment No. 4 to Capacity Purchase Agreement with Contractor;

WHEREAS, on August 9, 2021, American entered into that certain Limited Waiver and Amendment No. 5 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 4, 2022, American entered into that certain Limited Waiver and Amendment No. 6 to Capacity Purchase Agreement with Contractor;

WHEREAS, on March 31, 2022, American entered into that certain Amendment No. 7 to Capacity Purchase Agreement with Contractor;

WHEREAS, on June 10, 2022, American entered into that certain Amendment No. 8 to Capacity Purchase Agreement with Contractor;

WHEREAS, on June 20, 2022, American entered into that certain Amendment No. 9 to Capacity Purchase Agreement with Contractor;

WHEREAS, it is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

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Execution Version

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

1.	Section II(D) of Schedule 5 [***] of the Capacity Purchase Agreement is hereby amended [***] as reflected below:

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2.	Section II(E) of Schedule 5 [***] of the Capacity Purchase Agreement is hereby amended [***] as reflected below:

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3.	Section IV.A. of Schedule 5 of the Capacity Purchase Agreement [***] is hereby amended by adding the following sentence to the end thereof:

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4.	Limited Waivers.

a.	The Parties hereby agree that the [***] measurement period for purposes of Section 12.02(b)(ix) [***] shall commence with [***]

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Execution Version

b.	The Parties hereby agree that the [***] measurement period for purposes of Section 12.02(b)(x) (Failure to Maintain Controllable On Time Departures) shall commence with [***]

c.

Contractor expressly acknowledges and confirms that the foregoing agreement to reset the [***] measurement periods in this Section 4 are [***] occurrences solely with respect to the agreements expressly described in this Section 4 and shall not be construed as creating any course of conduct on the part of American.

d.	[***]
5.	Additional Agreements.

a	Without limiting American's rights and remedies under the Capacity Purchase Agreement (including, but not limited to, Section 6.12, Section 6.13 and Article XII) [***]

i.	"Aircraft Lease Rate" means [***]

ii.	"Aircraft Lease Rate Payment” means, [***]
iii.	''Aircraft Lease Rate Payment Period'' means the period commencing on [***] and ending on [***]

iv.	"Block Hour Shortfall” means [***]
v.	"Unsupported Aircraft” means, [***]

vi.	"Utilization" means, [***]

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Execution Version

vii.	"Utilization Shortfall” means, [***]
i.	Illustrative Sample Calculation 1. By way of example and illustration only:

1.	[***]
a.	[***]

b.	[***]
c.	[***]

d.	[***]

e.	[***]

ii.	Illustrative Sample Calculation 2. By way of example and illustration only:

2.	[***]

a.	[***]
b.	[***]
c.	[***]

d.	[***]
e.	[***]

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Execution Version

6.	This Amendment shall become effective as of the Amendment No. 10 Effective Date upon satisfaction of all of the following conditions precedent:

a.

Receipt by American of each of the following, in form and substance reasonably satisfactory to American: (j) a copy of this Amendment, duly executed and delivered by Contractor; and (ii) any other documents or agreements reasonably requested by American in connection with the transactions contemplated by this Amendment.

7.

The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement or in any other Related Agreement is true and correct in all material respects on the Amendment No. 10 Effective Date.

8.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the "Capacity Purchase Agreement", shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

9.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED 1N CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the Amendment No. 10 Effective Date.

AMERICAN AIRLINES, INC.

Name:	/s/ Brandon Kahle
Title:	Vice President, Regional Operations & Planning

MESA AIRLINES, INC.

By:	/s/ Bradford Rich
Name: Bradford R. Rich
Title: EVP&COO

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